Exhibit 99.1

HIREQUEST ISSUES OFFER TO THE BOARD

OF DIRECTORS OF TRUEBLUE, INC.

Cash offer values the on-demand segment of

TrueBlue, Inc. in excess of $100 million

GOOSE CREEK, SC – May 12, 2026 – HireQuest, Inc. (Nasdaq: HQI) announced today that it has submitted to the Board of Directors of TrueBlue, Inc. (NYSE: TBI) a proposal to acquire certain assets of TrueBlue’s People-Ready segment for $105 million in cash.

As previously disclosed, HireQuest (“HQI”) made multiple offers to acquire True Blue, Inc. (“TBI”) in 2025 at prices ranging from $7.50 to $12.30 per share. Each of those offers, however, was rebuffed by the board of directors of TBI (the “TBI Board”). As a result, and also as previously disclosed, HQI was prepared to initiate a tender offer directly to the TBI shareholders and incurred substantial costs in preparing such offer. However, prior to commencing the tender, HQI postponed further shareholder-facing communication in the hopes of engaging with the TBI Board directly on a friendly basis regarding a potential deal.

Now, a year after initially making its interest in a transaction public, no deal between HQI and TBI has materialized. HQI is once again exploring all options with respect to a potential transaction. “We remain interested in acquiring TrueBlue and especially the on-demand portion of the company’s People-Ready segment,” stated Richard Hermanns, CEO of HQI. “We believe the on-demand business is very complimentary to our HireQuest Direct division, and, as a result, we made an attractive all-cash offer earlier today to the TrueBlue Board for them to engage with us in a transaction to sell the on-demand business of TrueBlue’s People-Ready segment to us if they prefer to keep TrueBlue as an independent publicly-traded company.”

“The all-cash proposal for this portion of People-Ready,” Mr. Hermanns continued, “represents a unique opportunity for TrueBlue. This business, which excludes the higher-growth skilled and solar/renewable energy staffing segments, has been an underperformer for TrueBlue for years. As we’ve said in the past, HireQuest’s franchise model is uniquely suited to unlock the value in the on-demand portion of People-Ready. This deal could allow TrueBlue to divest of this underperforming segment and raise a substantial amount of cash that could be used to repay debt, grow and diversify its business strategically, or even make a sizeable special dividend to TrueBlue shareholders. Based on disclosures in their most recent proxy statement, this proposal represents $3.45 per share of TrueBlue stock.”

In closing, Mr. Hermanns added, “We hope the Board of TrueBlue will view this opportunity for what it is – a clear path to creating incremental shareholder value for TrueBlue shareholders.”

About HireQuest, Inc.

HireQuest is a franchisor of staffing solutions with a footprint across the U.S. and international markets. Through its primary divisions - HireQuest Direct, HireQuest Health, Snelling, TradeCorp and DriverQuest - the company delivers temporary, direct-hire, and contract workforce solutions across a wide range of industries, including construction, light industrial, healthcare, finance, manufacturing, hospitality, logistics and more. From on-demand staffing to direct hire recruiting, HireQuest’s divisions work together to provide workforce solutions that help businesses grow and create meaningful opportunities for the communities we serve. For more information, visit www.hirequest.com

Forward-looking Statements

This news release includes, and HireQuest’s officers and other representatives may sometimes make or provide certain estimates and other forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act, including statements regarding the proposed transaction, benefits and synergies of the proposed transaction and future opportunities for the combined company, including statements regarding value, profitability or growth prospects of the combined company. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will," and similar references to future periods.

While HireQuest believes these statements are accurate, forward-looking statements are not historical facts and are inherently uncertain. They are based only on HireQuest's current beliefs, expectations, and assumptions regarding the future of its and TrueBlue’s business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. HireQuest cannot assure you that these expectations will occur, and its actual results may be significantly different. Therefore, you should not place undue reliance on these forward-looking statements. Important factors that may cause actual results to differ materially from those contemplated in any forward-looking statements made by HireQuest, include but are not limited to the possibility that the parties will not agree to pursue a business combination transaction or that the terms of any definitive agreement will be materially different from those described herein; uncertainties as to whether TrueBlue will cooperate with HireQuest regarding the proposed transaction; HireQuest’s ability to consummate the proposed transaction with TrueBlue; the conditions to the completion of the proposed transaction, including the receipt of any required shareholder approvals and any required regulatory approvals; the possibility that HireQuest may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all and to successfully integrate TrueBlue’s operations with those of HireQuest; that such integration, including any proposed conversion to franchises, may be more difficult, time-consuming or costly than expected; that operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the proposed transaction or the public announcement of the proposed transaction; that the retention of certain key employees may be difficult; that any or all of such factors could result in lower profitability of the combined businesses than of HireQuest currently; and general economic conditions that are less favorable than expected. Additional risks that may affect HireQuest’s operations and other factors discussed in the "Risk Factors" section and elsewhere in HireQuest’s most recent Annual Report on Form 10-K and the quarterly reports on Form 10-Q filed thereafter.

Any forward-looking statement made by HireQuest or its management in this news release is based only on information currently available to HireQuest and speaks only as of the date on which it is made. HireQuest and its management disclaim any obligation to update or revise any forward-looking statement, whether written or oral, that may be made from time to time, based on the occurrence of future events, the receipt of new information, or otherwise, except as required by law.

Important Additional Information

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. This communication relates to a proposal that HireQuest has made for a business combination transaction with TrueBlue. In furtherance of this proposal and subject to future developments, HireQuest (and, if applicable, TrueBlue) may file one or more registration statements, consent solicitation or proxy statements, tender offer statements, prospectuses or other documents with the Securities and Exchange Commission (the “SEC”). However, such filings will not be made unless required. This communication is not a substitute for any registration statement, consent solicitation or proxy statement, tender offer statement, prospectus or other document HireQuest and/or TrueBlue may file with the SEC in connection with the proposed transaction.

Investors and security holders of TrueBlue and HireQuest are urged to read any registration statement(s), consent solicitation or proxy statement(s), tender offer statement(s), prospectus(es) and/or other documents that may be filed with the SEC carefully in their entirety if and when they become available as they will contain important information about the proposed transaction.

Any final prospectus(es) and definitive consent solicitation or proxy statement(s) (if and when available) will be mailed to shareholders of True Blue and/or HireQuest, as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by HireQuest through the web site maintained by the SEC at www.sec.gov, and by visiting HireQuest’s investor relations site at investors.hirequest.com.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

This communication is neither a solicitation of a consent or proxy nor a substitute for any consent solicitation or proxy statement or other filings that may be made with the SEC. Nonetheless, to the extent a TrueBlue shareholder vote is required, HireQuest and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of consents or proxies in respect of the proposed transactions. You can find information about HireQuest’s executive officers and directors in its Proxy Statements on Schedule 14A filed with the SEC on April 30, 2026. Additional information regarding the interests of such potential participants will be included in one or more registration statements, consent solicitation or proxy statements, tender offer statements or other documents if and when they become available. These documents (if and when available) may be obtained free of charge from the SEC’s website www.sec.gov, and by visiting HireQuest’s investor relations site at investors.hirequest.com.

Company Contact:

HireQuest

David Hartley, Chief Financial Officer

(800) 835-6755

Email: cdhartley@hirequest.com

Investor Relations Contact:

IMS Investor Relations

John Nesbett/Jennifer Belodeau

(203) 972-9200

Email: hirequest@imsinvestorrelations.com